FMS FINANCIAL CORPORATION

For Immediate Release
---------------------

February 11, 2005

For Further Information Contact:
--------------------------------

Craig W. Yates, President
Channing L. Smith, Vice President and Chief Financial Officer

FMS FINANCIAL REPORTS EARNINGS FOR 2004

Burlington, New Jersey, (February 11, 2005) - FMS Financial Corporation, (NASDAQ
Symbol: "FMCO") today reported income of $8,768,229 or $1.34 diluted earnings per share for the year ended December 31, 2004 compared to $6,201,414 or $.95 diluted earnings per share for the same period in 2003.

Net interest income after provision for loan losses increased to $37.0 million in 2004 compared to $31.2 million in 2003. Total interest income increased to $55.8 million in 2004 from $50.8 million in 2003. Total interest expense decreased to $18.4 million in 2004 from $19.4 million in 2003.

Total assets were $1.3 billion and deposits totaled $941.5 million at December 31, 2004. Non-performing loans at December 31, 2004 amounted to $2.5 million or 0.60% of total loans. The reserve for loan losses was $4.7 million at December 31, 2004 or 188% of non- performing loans. Core, tangible and risk-based capital continue to exceed all regulatory requirements.

FMS Financial Corporation is the holding company for Farmers & Mechanics Bank, which operates forty one banking offices in Burlington, Camden and Mercer Counties, New Jersey.


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FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
-------------------------------------------------------------------------------------------------------------------------------

December 31,                                                                                 2004                    2003
-------------------------------------------------------------------------------------------------------------------------------

ASSETS
-------------------------------------------------------------------------------------------------------------------------------

     Cash and amounts due from depository institutions                            $         46,410,744     $        41,022,232
     Interest-bearing deposits                                                                  30,950                 142,929
     Short term funds                                                                       64,135,662              31,169,476
                                                                                 ----------------------   ---------------------

         Total cash and cash equivalents                                                   110,577,356              72,334,637
     Investment securities held to maturity                                                254,833,749             185,629,004
     Investment securities available for sale                                              141,999,280             134,347,177
     Loans, net                                                                            418,798,633             402,606,056
     Mortgage-backed securities held to maturity                                           269,221,897             374,553,549
     Accrued interest receivable                                                             6,322,107               5,203,748
     Federal Home Loan Bank stock                                                           10,250,120              11,809,620
     Real estate owned, net                                                                          0                  48,294
     Office properties and equipment, net                                                   30,747,227              31,429,069
     Deferred income taxes                                                                   2,150,442               2,043,909
     Core deposit intangible                                                                 2,592,030               3,308,238
     Prepaid expenses and other assets                                                       1,950,913               1,603,294
     FMS Statutory Trust 1 issue costs, net                                                    562,311                 640,154

                                                                                 ----------------------      ------------------
TOTAL ASSETS                                                                      $      1,250,006,065     $     1,225,556,749
                                                                                 ======================   =====================

LIABILITIES AND STOCKHOLDERS' EQUITY
----------------------------------------------------------------------------------------------------------------------------------

Liabilities:
     Deposits                                                                     $        941,506,820     $       893,006,498
     Securities sold under agreements to repurchase                                        195,000,000             225,000,000
     Advances from the Federal Home Loan Bank                                               10,000,000              11,191,047
     FMS Statutory Trust 1 debentures                                                       25,774,000              25,774,000
     Advances by borrowers for taxes and insurance                                           2,200,357               2,142,499
     Accrued interest payable                                                                1,246,661               1,319,501
     Dividends payable                                                                         195,029                 194,576
     Other liabilities                                                                       3,746,579               4,098,885
                                                                                 ----------------------   ---------------------
     Total liabilities                                                                   1,179,669,446           1,162,727,006
                                                                                 ----------------------   ---------------------

Commitments and contingencies
Stockholders' Equity:
     Preferred stock - $.10 par value 5,000,000 shares  authorized;  none issued
     Common stock - $.10 par value 10,000,000 shares authorized; shares issued 7,991,292 and 7,975,059 and shares outstanding 6,502,110
         and 6,485,877 as of December 31, 2004 and 2003, respectively                          799,129                 797,506
     Paid-in capital in excess of par                                                        8,555,506               8,507,333
     Accumulated comprehensive income - net of deferred income taxes                           270,784                 802,239
     Retained earnings                                                                      71,646,199              63,657,664
     Less:  Treasury stock (1,489,182 shares, at cost, as of
         December 31, 2004 and 2003)                                                       (10,934,999)            (10,934,999)
                                                                                 ----------------------   ---------------------
Total stockholders' equity                                                                  70,336,619              62,829,743
                                                                                 ----------------------   ---------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                        $      1,250,006,065     $     1,225,556,749
                                                                                 ======================   =====================
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    FMS FINANCIAL CORPORATION AND SUBSIDIARY
    CONSOLIDATED STATEMENTS OF OPERATIONS
    ----------------------------------------------------------------------------------------------------------------------------

    Years Ended December 31,                                             2004                  2003                  2002
    ----------------------------------------------------------------------------------------------------------------------------
    INTEREST  INCOME:
    Interest income on:
       Loans                                                      $      24,576,705    $       24,362,749    $       25,658,517
       Mortgage-backed securities                                        16,156,135            15,867,034            18,525,669
       Investments                                                       15,028,813            10,584,214            13,564,483
                                                                  ------------------   -------------------   -------------------

    Total interest income                                                55,761,653            50,813,997            57,748,669
                                                                  ------------------   -------------------   -------------------

    INTEREST EXPENSE:
    Interest expense on:
       Deposits                                                           7,754,391             8,585,202            13,944,396
       Borrowings                                                         9,290,862             9,480,985             9,069,402
       Long-term debt                                                     1,368,591             1,295,928             1,742,660
                                                                  ------------------   -------------------   -------------------

    Total interest expense                                               18,413,844            19,362,115            24,756,458
                                                                  ------------------   -------------------   -------------------

    NET INTEREST INCOME                                                  37,347,809            31,451,882            32,992,211
    PROVISION FOR LOAN LOSSES                                               330,000               270,000               149,000
                                                                  ------------------   -------------------   -------------------

    NET INTEREST INCOME AFTER PROVISION
        FOR LOAN LOSSES                                                  37,017,809            31,181,882            32,843,211
                                                                  ------------------   -------------------   -------------------

    NON-INTEREST INCOME:
       Loan service charges and other fees                                  105,828                85,759               125,806
       Gain on sale of loans and real estate owned                              229               495,831                18,261
       Gain on sale/disposal of fixed assets                                 46,080              (115,658)              100,767
       Gain on sale of investment securities                                682,880               285,846                     0
       Gain on sale of real estate held for development                           0               600,780                     0
       Real estate owned operations, net                                     (4,586)              (20,365)              (40,156)
       Service charges on accounts                                        5,149,878             4,592,540             3,992,890
       Other income                                                         137,136               131,805               306,907
                                                                  ------------------   -------------------   -------------------

    Total non-interest income                                             6,117,445             6,056,538             4,504,475
                                                                  ------------------   -------------------   -------------------

    NON-INTEREST EXPENSE:
       Salaries and employee benefits                                    16,877,722            15,512,202            14,161,356
       Occupancy and equipment                                            5,383,883             5,399,414             4,599,750
       Purchased services                                                 2,850,118             2,841,868             2,589,186
       Federal deposit insurance premiums                                   129,945               127,387               123,493
       Professional fees                                                    662,180               654,197               846,880
       Advertising                                                          429,093               469,070               459,183
       Amortization of core deposit intangible                              716,208               272,802                     0
       Other                                                              1,335,975             1,693,350             1,800,868
                                                                  ------------------   -------------------   -------------------

    Total non-interest expense                                           28,385,124            26,970,290            24,580,716
                                                                  ------------------   -------------------   -------------------

    INCOME BEFORE INCOME TAXES                                           14,750,130            10,268,130            12,766,970

    INCOME TAXES                                                          5,981,901             4,066,716             4,806,226
                                                                  ------------------   -------------------   -------------------

    NET INCOME                                                    $       8,768,229    $        6,201,414    $        7,960,744
                                                                  ==================   ===================   ===================

    BASIC EARNINGS PER COMMON SHARE                                           $1.35                 $0.96                 $1.22
                                                                  ==================   ===================   ===================
    DILUTED EARNINGS PER COMMON SHARE                                         $1.34                 $0.95                 $1.21
                                                                  ==================   ===================   ===================

    DIVIDENDS DECLARED PER COMMON SHARE                                       $0.12                 $0.12                 $0.12
                                                                  ==================   ===================   ===================


    Weighted average common shares outstanding                            6,495,218             6,476,938             6,548,313
    Potential dilutive effect of the exercise of stock options               34,251                37,996                28,956
                                                                  ------------------   -------------------   -------------------
    Adjusted weighted average common shares outstanding                   6,529,469             6,514,934             6,577,269
                                                                  ==================   ===================   ===================
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